UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 3, 2020
Date of report (Date of earliest event reported)

PIPER SANDLER COMPANIES
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 900 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	PIPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 6, 2020, Piper Sandler Companies (the "Company") filed a current report on Form 8-K with the U.S. Securities and Exchange Commission to report the closing of its acquisition of SOP Holdings, LLC and its subsidiaries, including Sandler O'Neill & Partners, L.P. (collectively, "Sandler O'Neill"), pursuant to the Agreement and Plans of Merger, dated as of July 9, 2019, by and among the Company, Sandler O'Neill and the other parties thereto.

This Form 8-K/A amends the Form 8-K filed on January 6, 2020 to include: (i) the audited consolidated financial statements of Sandler O’Neill for the years ended December 31, 2018, December 31, 2017, and December 31, 2016, and the notes related thereto, (ii) the unaudited consolidated interim financial statements of Sandler O’Neill for the nine months ended September 30, 2019 and September 30, 2018, and the notes related thereto and (iii) the unaudited pro forma condensed consolidated financial information of the Company required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Sandler O’Neill for the years ended December 31, 2018, December 31, 2017, and December 31, 2016, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The consent of BDO USA, LLP, the independent auditor of Sandler O’Neill for the years ended December 31, 2018, December 31, 2017, and December 31, 2016 is attached hereto as Exhibit 23.1.

The unaudited consolidated interim financial statements of Sandler O’Neill for the nine months ended September 30, 2019 and September 30, 2018, and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Company as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018, after giving effect to the acquisition of Sandler O’Neill, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

23.1	Consent of BDO USA, LLP, Independent Auditor
99.1	Audited Consolidated Financial Statements of Sandler O’Neill for the years ended December 31, 2018, December 31, 2017, and December 31, 2016
99.2	Unaudited Consolidated Interim Financial Statements of Sandler O’Neill for the nine months ended September 30, 2019 and September 30, 2018
99.3	Unaudited Pro Forma Financial Information as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER SANDLER COMPANIES

Date: March 6, 2020	By	/s/ Timothy L. Carter
Timothy L. Carter
Chief Financial Officer